CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.9


                         LICENSE AND RESEARCH AGREEMENT

         THIS LICENSE AND RESEARCH AGREEMENT (the "Agreement") is made and entered into as of 2 September, 1999, (the "Effective Date") by and between Rigel Pharmaceuticals, Inc., a corporation organized under the laws of Delaware and having a principal place of business at 240 East Grand Avenue, South San Francisco, CA 94080 ("Rigel") and Cell Genesys, Inc. a corporation organized under the laws of Delaware and having a principal place of business at 342 Lakeside Drive, Foster City, CA 94404 ("CG"). Rigel and CG may be referred to collectively as the "Parties," or individually as a "Party."

                                    RECITALS

         WHEREAS, CG owns patents relating to [ * ] cell lines [ * ] and [ * ] cell lines (Rockefeller), and related technology; and

         WHEREAS, Rigel has a license to the [ * ] cell lines, associated vectors and vector libraries under intellectual property rights owned by Stanford University; and

         WHEREAS, CG and Rigel desire to enter into an agreement granting each other licenses under such patents and other intellectual property rights as provided herein; and

         WHEREAS, Rigel is in the business of, among other things, providing services for identifying molecules which bind together in intracellular signaling pathways, and CG desires that Rigel perform such services for CG to identify peptides, proteins and/or Genetic Material (as defined below) that modulate angiogenesis in endothelial tissues.

         NOW THEREFORE, in consideration of the foregoing premises and the covenants and promises contained in this Agreement, the Parties agree as follows:

                                     ARTICLE 1

                                    DEFINITIONS

     1.1 "AFFILIATE" shall mean, with respect to a Party to this Agreement, any other entity, whether de jure or de facto, which directly or indirectly controls, is controlled by, or is under common control with, such Party. A business entity or Party shall be regarded as in control of another business entity if it owns, or directly or indirectly controls, at least fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) of the voting stock or other ownership interest of the other entity, or if it

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                        1.

directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other entity by any lawful means whatsoever.

     1.2 "CG COLLABORATION PARTNERS" means those third parties which enter into a research or development agreement with CG under which CG conducts substantial research or development activities in collaboration with such third party and grants a license to such third party under patents and/or know-how owned or controlled by CG in addition to a sublicense under the Rigel Biological Materials or Rigel Know-How, which licenses and sublicense are for the further development and commercialization of the results of such collaborative research or development.

     1.3 "CG [ * ] FIELD" means human Gene Therapy and animal Gene Therapy.

     1.4 "CG KNOW-HOW" means all Information Controlled by CG as of the Effective Date that is necessary or useful for practicing the CG Patents.

     1.5 "CG LICENSE" means the license agreement between CG and Rockefeller University as in effect as of the Effective Date and attached hereto as Appendix A.

     1.6 "CG PATENTS" means the Patents and applications listed on Appendix B, to the extent the same as Controlled by CG.

     1.7 "CG PROGRAM FIELD" means the research, development or commercialization of human or animal therapeutic products and services, which products and/or services are comprised of peptides, proteins or Gene Therapy.

     1.8 "CONTROL" OR "CONTROLLED" means ownership of, or a license to, a particular item, material or intellectual property right with the ability to grant to the other Party access to and/or a license or sublicense as provided for herein without violating the terms of any agreement with a Third Party under which such rights were acquired from such Third Party.

     1.9 "FIELD OF RESEARCH" means identification of peptides, proteins and/or Genetic Material that modulate angiogenesis in endothelial tissues.

     1.10 "FTE" means a full-time employee or consultant of Rigel or the equivalent thereof.

     1.11 "FTE YEAR" means the amount of time one FTE would spend working during one (1) calendar year.

     1.12 "GENE THERAPY" means a product or service for the treatment or prevention of a disease that utilizes ex vivo or in vivo delivery (via viral or nonviral gene transfer methods or systems) of Genetic Material, including any cell incorporating Genetic Material.

     1.13 "GENETIC MATERIAL" means a nucleotide sequence, including DNA, RNA and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

     1.14 "INFORMATION" means any and all information, including without limitation techniques, inventions, practices, methods, knowledge, know-how, skill, experience, test data, analytical and quality control data, compositions and assays, and any business, marketing, personnel or financial information or matters.

     1.15 "PATENT" means an issued, valid, unexpired patent, including any extension, registration, confirmation, reissue, re-examination or renewal thereof, or a pending application for a patent, in any country, region or jurisdiction.

     1.16 "PROGRAM KNOW-HOW" shall mean any Information developed in the Research relating to the development of Therapeutic Candidates, excluding Information relating to Targets.

     1.17 "PROGRAM PATENT" shall mean a Patent claiming inventions or discoveries in the Program Know-How.

     1.18 "PROGRAM TECHNOLOGY" shall mean Program Know-How and Program
Patents.

     1.19 "RESEARCH" shall have the meaning provided in Section 3.1(a).

     1.20 "RESEARCH PLAN" shall have the meaning provided in Section 3.1(a).

     1.21 "RIGEL BIOLOGICAL MATERIALS" means the [ * ] cell lines, associated vectors and vector libraries set forth in Appendix C.

     1.22 "RIGEL COLLABORATION PARTNERS" means those third parties which enter into a research or development agreement with Rigel under which Rigel conducts substantial research or development activities in collaboration with such third party and grants a license to such third party under patents and/or know-how owned or controlled by Rigel in addition to a sublicense under CG Patents and/or CG Know-How, which licenses and sublicense are for the further development and commercialization of the results of such collaborative research or development.

     1.23 "RIGEL FIELD" means the creation and use of virally produced peptide and protein libraries for the screening of transdominant effector peptides and RNA molecules as claimed in the patent applications set forth on Appendix D as well as any processes, techniques and applications disclosed in the foregoing patents applications; it is understood that the foregoing technology is to be used for (a) the discovery, validation and development of targets for human or animal therapeutics, and (b) the discovery, testing, development and commercialization of therapeutic, diagnostic and drug delivery products. For purposes of this Section 1.23, "disclosed in" shall mean disclosed in the specifications of such patent applications as necessary to practice the invention claimed and not solely as part of the description of the prior art.

     1.24 "RIGEL KNOW-HOW" means all Information Controlled by Rigel as of the Effective Date necessary or useful for the use or modification of the Rigel Biological Materials.

     1.25 "RIGEL LICENSE" means the license agreements between Rigel and Stanford University as in effect as of the Effective Date and attached hereto as Appendix E.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       3.

     1.26 "RMC" shall have the meaning provided in Section 3.2.

     1.27 "SUCCESS CRITERIA" shall have the meaning provided in Section
3.1(b).

     1.28 "TAIL END PERIOD" shall mean the period of six (6) months after the end of the Research Period, the purpose of which is to permit the RMC to identify Therapeutic Candidates; provided, however, that if this Agreement is terminated prior to or during the Tail End Period, the Tail End Period shall be deemed to end upon such termination date.

     1.29 "TARGET" shall mean a molecule occurring naturally in the body that is shown during the Research to directly or indirectly cause or impede angiogenesis in endothelial tissue, to the extent such molecule (or its binding to another molecule) is agonized or antagonized by a Therapeutic Candidate. It is understood that a particular protein, peptide of Genetic Material could be both a Therapeutic Candidate and a Target, and in such case such molecule shall be treated as a "Target" hereunder to the extent that such molecule is used as a drug discovery target, and shall at the same time be treated as a "Therapeutic Candidate" hereunder to the extent such molecule is used as a drug or therapy.

     1.30 "THERAPEUTIC CANDIDATE" shall mean a peptide, protein or Genetic Material discovered, identified, produced or tested during the Research Period pursuant to the Research, or identified during the Tail End Period, which meets the Success Criteria, and any homologues or derivatives thereof. For such purposes, it is understood that if a protein or peptide meets the Success Criteria, Genetic Material that codes for such protein or peptide (or its homologues or derivatives) shall be within the definition of Therapeutic Candidate (and vice-versa).

     1.31 "[ * ] PATENTS" means the patents listed in Appendix F.


                                    ARTICLE 2

                                    LICENSES

     2.1   CG LICENSE GRANTS.

          (a) Subject to the terms of license of the CG License, CG hereby grants to Rigel a royalty-free, non-exclusive, worldwide license, with the right to sublicense to Rigel Collaboration Partners, under and to CG's right, title and interest in any Program Technology owned solely by CG, all for purposes solely within the Rigel Field; and hereby waives any claims against Rigel for the practice and use of the CG Patents and CG Know-How within the Rigel Field prior to the Effective Date. Any sublicense granted hereunder to Rigel Collaboration Partners shall be limited to the purposes of such collaboration (as such purposes are described in Section 1.22 above).

          (b) CG hereby grants to Rigel a royalty-free, exclusive, worldwide license, with the right to grant and authorize sublicenses, under CG's right, title and interest in the Program Technology that is owned jointly by the Parties under Section 4.1(d) below, and Targets

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       4.

that are similarly owned jointly with Rigel, all to make and use the Targets for purposes outside the CG Program Field.

          (c) CG has entered into a license agreement with the [ * ] concerning the [ * ] Patents which includes the right to sublicense (the "[ * ] Agreement"); as of the Effective Date, however, the terms under which CG may grant sublicenses under the [ * ] Agreement make impractical a sublicense to Rigel under the [ * ] patents for purposes of the Rigel Field. In the event that CG successfully renegotiates the terms of the [ * ] Agreement such that such sublicense would be practical, CG agrees to discuss in good faith the grant of a sublicense to Rigel under the [ * ] patents. The Parties understand and agree, however, that CG is not and shall not be obligated to enter into any agreement with Rigel concerning the [ * ] Patents, that failure to reach such an agreement for any reason shall not be deemed a breach of this Agreement and that this
Section 2.1(C) shall not be deemed to preclude CG form entering into an agreement with a third party of any type or at any time concerning the [ * ] Patents.

     2.2   RIGEL LICENSE GRANTS.

          (a) Subject to the terms and prior to the termination or expiration of the Rigel License, the Parties agree that Rigel shall grant to CG, at CG's sole option and upon CG's request, a royalty-free, non-exclusive, worldwide license, without the right to sublicense, under Rigel's right, title and interest in the Rigel Know-How and Rigel Biological Materials, to make, have made, use sell, offer for sale and import products in the CG [ * ] Field. It is understood that in no event will CG have any obligation to obtain such license from Rigel. Rigel will give CG thirty (30) days prior written notice of the termination of the Rigel License by Rigel.

          (b)   Rigel hereby grants to CG:

               (i) a royalty-free, exclusive, world-wide license, with the right to grant and authorize sublicenses, under Rigel's right, title and interest in the Program Technology (including without limitation the Therapeutic Candidates) owned solely by Rigel or jointly with CG, to make, have made, use, sell, offer for sale and import products, and otherwise exploit the Program Technology, in each case for purposes solely within the CG Program Field; and

               (ii) subject to rights previously granted to third parties, a royalty-free, non-exclusive, worldwide license, with the right to grant sublicenses, under Rigel's right, title and interest in and to all Patents with priority dates prior to the Effective Date that claim Therapeutic Candidates, or the manufacture or use thereof, to make, have made, use and sell products in Gene Therapy incorporating such Therapeutic Candidates.

          (c) In addition, Rigel hereby grants to CG a royalty-free, non-exclusive license, without the right to sublicense to CG Collaboration Partners, under Rigel's right, title and interest in the Targets to make and use the Targets solely for the research and development of Therapeutic Candidates in the Field of Research. For clarity, it is understood and agreed that the licenses granted to CG under this Section 2.2 specifically exclude the performance by CG of research on or with a Target which is outside the Field of Research. Any sublicense granted hereunder to CG Collaboration Partners shall be limited to the purposes of such collaboration.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       5.

     2.3 RIGEL COVENANT. Rigel hereby covenants that neither Rigel nor its Affiliates will make any claims against CG, its permitted sublicensees, distributors and customers in the chain of title with CG or its permitted sublicensees for Patent infringement as a result of activities which are explicitly permitted under the terms of this Agreement, nor shall Rigel or its Affiliates authorize a third party to make such a claim, and Rigel agrees to cooperate with CG in the defense against any such claim by licensees of Rigel.

     2.4 NO OTHER LICENSE. No right or license is granted by either Party to the other under any other intellectual property other than those items expressly included in the licenses granted in this Article 2. Accordingly, no license shall be deemed granted by implication, estoppel or otherwise, if such license is not expressly and specifically granted in this Article 2.


                                    ARTICLE 3

                                    RESEARCH

     3.1  RESEARCH.

          (a) Rigel agrees to (i) use diligent efforts to conduct research within the Field of Research (the "Research"), in accordance with the research plan (the "Research Plan") incorporated hereby in, and appended to, this Agreement as Appendix G, as amended from time to time by written agreement of the Parties; and (ii) use diligent efforts to meet the goals of the Research Plan according to the timetables set forth therein. Without limiting the foregoing, the Research shall commence on the Effective Date and terminate upon the earlier of three (3) years after the Effective Date or the termination of the Agreement (the "Research Period"). Rigel will commit [ * ] during each year of the Research Period, or such other allocation as the RMC may decide, provided that in the event the RMC decides to reallocate FTEs between years, Rigel shall have no obligation to commit more than [ * ] in total over the entire Research Period. The individual FTEs who will conduct the Research are listed in Appendix H and may be replaced by Rigel, as reasonably agreed by the Parties, with other FTEs of comparable skill and expertise. Rigel agrees to test against the Success Criteria during the Research Period any proteins, peptides and Genetic Material produced or evaluated in connection with the Research as contemplated in the Research Plan.

          (b) The Parties shall reasonably establish criteria for determining whether a particular peptide, protein or Genetic Material modulates angiogenesis in endothelial tissue in assays performed at Rigel, as such criteria are contemplated in the Research Plan (the "Success Criteria").

     3.2 RESEARCH MANAGEMENT COMMITTEE. The Parties shall form a research management committee (the "RMC") comprised of four (4) individuals, two (2) being Rigel employees appointed and replaced by Rigel at its discretion, and two (2) being CG employees appointed and replaced by CG at its discretion. The size and composition of the RMC may be modified by mutual agreement of the Parties. The RMC shall evaluate the results of the Research set forth in the research reports pursuant to Section 3.4(a) to assess whether a peptide, protein or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       6.

Genetic Material is a Therapeutic Candidate, and perform such other duties as specifically delegated to the RMC by mutual written agreement of the Parties.

     3.3 RMC MEETINGS AND ACTIONS. RMC Meetings shall take place at such times and places as shall be determined by the RMC in order for the RMC to fulfill its obligations under Section 3.2. It is expected that the meetings will alternate between appropriate offices of each Party, or at such other convenient locations as agreed. If agreed by its members, the RMC may conduct meetings by telephone or video conference or other acceptable electronic means, provided that any decisions made during such meeting are recorded in writing and confirmed by signature of at least one (1) of the RMC members from each of the Parties. All decisions of or actions taken by the RMC shall be by unanimous approval of all the members of the RMC, and voting on any matters shall be reflected in the minutes of the meeting at which the vote was taken. If the RMC is unable to reach unanimous decision on any particular matter or issue, such matter or issue shall be referred to the chief executive officer of each Party or their designees for resolution. It is understood that for purposes of determining the Parties' rights and obligations under this Agreement, the authority of the RMC shall be limited to deciding those specific issues specifically delegated to the RMC in other Articles of this Agreement (i.e., other than the general matters described in this Article 3).

     3.4  REPORTS; DISCLOSURE.

          (a) Rigel shall keep CG fully informed of the progress and results of the Research and shall provide written reports at or before each RMC meeting describing its activities, the level of effort applied to, and the results of, the Research, specifically including Rigel's determination as to which peptides, proteins or Genetic Material as of the date of such report meet the Success Criteria. Such RMC reports shall be in such form and contain such detail as the RMC shall determine. Rigel agrees to fully disclose to CG the Program Technology and the Targets, and to provide CG with reasonable quantities of Targets and Therapeutic Candidates generated or utilized in connection with the Research.

          (b) Rigel agrees to maintain records of its activities in performing the Research, in good scientific manner, and to permit CG to have access to such records upon ten (10) days written notice to Rigel and during regular business hours, to the extent reasonably necessary to verify that Rigel has met its obligations under this Section 3.4.

     3.5 EXCLUSIVITY OF EFFORTS. Rigel agrees that neither Rigel nor any of its Affiliates shall directly or indirectly conduct or sponsor any research, develop or otherwise commercialize any products or technologies within the Field of Research, other than pursuant to the Research Plan, during the Research Period and for a period of one (1) year following the Research Period. Without limiting the foregoing, Rigel shall not appoint or license any third party to develop market, sell or otherwise distribute such products until after the expiration of one (1) year following the Research Period.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       7.

                                    ARTICLE 4

                          INTELLECTUAL PROPERTY MATTERS

     4.1 OWNERSHIP AND PROSECUTION. Subject to the terms of this Agreement, as between the Parties hereto:

          (a) It is understood that CG retains its entire right, title and interest in the CG Patents and CG Know-How, subject only to the rights expressly granted to Rigel hereunder, and shall have the right, but not the obligation, to file, prosecute and maintain any Patents related thereto at its expense.

          (b) It is understood that Rigel retains its entire right, title and interest in the Rigel Biological Materials and Rigel Know-How, subject only to the rights expressly granted to CG hereunder, and shall have the right, but not the obligation, to file, prosecute and maintain any Patents related thereto at its expense.

          (c) It is understood that, subject only to the rights expressly granted to the other Party hereunder, each Party retains its entire right, title and interest in and to any inventions, discoveries, know-how, trade secrets, and other information made or developed solely by such Party and/or its consultants in the course of the performance of this Agreement ("Sole Inventions"), and, subject to subsection (e) below, shall have the right, but not the obligation, to file, prosecute and maintain any Patents claiming its Sole Inventions ("Sole Patents") in all countries of the world.

          (d) Both Parties shall jointly own any inventions, discoveries, know-how, trade secrets, and other information, that are made jointly by the Parties in the course of the performance of this Agreement ("Joint Inventions"). Subject to subsection (e) below, the RMC shall designate the Party which shall be responsible for filing, prosecuting and maintaining Patents claiming Joint Inventions ("Joint Patents"). All costs and expenses of filing, prosecuting and maintaining such Joint Patents will be borne equally by the Parties. The Party designated by the RMC to perform patenting activities shall seek the comments of the other Party and shall keep the other informed of the progress of such prosecution by providing quarterly status reports and copies of all correspondence between their patent counsel and the patent offices of the countries where such applications were filed. Such other Party shall reasonably assist the Party designated by the RMC in the prosecution of Joint Patents, including, without limitation, by executing any necessary powers of attorney. Subject to the rights and licenses granted to the other Party in Section 2.1(b) and 2.2(b), it is understood that neither Party shall have any obligation to account to the other, or obtain the consent of the owner, with respect to the commercialization, licensing or enforcement of any Joint Patents, and hereby waives any right it may have under the laws of any country to require such accounting or consent.

          (e) CG shall have the right but not the obligation (either itself or through its designee) to file, prosecute and maintain Patents claiming Therapeutic Candidates ("Candidate Patents"); provided, however, that for any molecule that is a Therapeutic Candidate and a Target: (i) CG shall have the right but not the obligation (either itself or through its designee) to file, prosecute and maintain Patents claiming uses of such molecule in the CG Program Field and

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       8.

such Patents also shall be Candidate Patents; and (ii) Rigel shall have the right, but not the obligation, to file, prosecute and maintain any patents claiming the composition of matter of such molecule or claiming any use of the molecule outside the CG Program Field or in the Rigel Field. All costs and expenses of filing, prosecuting and maintaining Candidate Patents will be borne by the Party that undertakes such prosecution. The Party undertaking such prosecution shall seek the comments of the other Party and shall keep the other Party informed of the progress of such prosecution by providing quarterly status reports and copies of all correspondence between their patent counsel and the patent offices of the countries where such applications were filed. Each Party shall reasonably assist the other Party in the prosecution of Candidate Patents, including, without limitation, by executing any necessary powers of attorney and other documents necessary for such prosecution.

          (f) Each Party agrees to keep the other Party fully informed as to prosecution and maintenance (including without limitation any interference, opposition or other prosecution or other proceedings) with respect to patents claiming and disclosing subject matter within the Program Technology. In the event that a Party elects not to prosecute or maintain any patent rights in a Sole Invention comprising Program Technology, it shall promptly notify the other Party and authorize the other Party to seek or continue such prosecution and maintenance at such other Party's expense. In such case the owner of Sole Invention shall cooperate fully with the other Party to facilitate such prosecution and maintenance.

     4.2  INFRINGEMENT AND SIMILAR ACTIONS.  As between the Parties hereto:

          (a) CG shall have the sole and exclusive right, at its expense, to prosecute any and all infringement or wrongful use of the CG Patents and CG Know-How, and (subject to paragraph (c) below) Sole Patents owned by CG and/or to enter settlements, judgments or other arrangements respecting such infringement or wrongful use. CG may retain all damages and other amounts recovered as a result of any such action, settlement, judgment or other arrangement.

          (b) Rigel shall have the sole and exclusive right, at its expense, to prosecute any and all infringement or wrongful use of the Rigel Know-How, the Rigel Biological Materials, and (subject to paragraph (c) below) Sole Patents owned by Rigel and/or to enter settlements, judgments or other arrangements respecting such infringement or wrongful use. Rigel may retain all damages and other amounts recovered as a result of any such action, settlement, judgment or other arrangement.

          (c) With respect to infringement of any Program Patents in the CG Program Field, CG shall have the right, but not the obligation (directly or through designees), to institute, prosecute and control at its own expense and for its own benefit, any action or proceeding with respect to such infringement. With respect to infringement of any Program Patents (i.e., outside the CG Program Field), Rigel shall have the right, but not the obligation, (directly or through designees) to institute, prosecute and control, at its own expense and for its own benefit, any action or proceeding with respect to such infringement. If a Party with the right to do so fails to bring an action or proceeding against a suspected infringer within a reasonable period after receiving a written request by the other Party to do so, such other Party shall have the right to

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       9.

bring and control an action against such infringer by counsel of its own choice and retain for its own account any amounts recovered from third parties. If one Party brings any such action or proceeding, the other Party agrees to be joined as a Party plaintiff if necessary to prosecute the action and to give the first Party reasonable assistance and authority to file and prosecute the suit.

          (d) Each Party shall promptly notify the other in writing of any alleged or threatened infringement of Joint Patents of which it becomes aware and which may adversely impact the rights of the Parties hereunder. Promptly upon such notification, the Parties shall meet to discuss the strategy and appropriate steps to be taken to deal with such infringement. Any recovery obtained by settlement or otherwise shall be disbursed as follows: first, any reasonable expenses incurred in connection with such action (including counsel fees) by both Parties are reimbursed; thereafter, the net recovery shall be shared between the Parties according to the ratio of their respective contributions to the litigation costs. This paragraph shall not be deemed to limit the Parties' respective rights to enforce Joint Patents, or to limit the rights granted under paragraph (c) above.

     4.3  THIRD PARTY CLAIMS.

          (a) Except to the extent expressly warranted in Article 7, and subject to the indemnification obligation in Article 5, CG shall have no liability to Rigel with respect to any claim, suit or action alleging that the practice of the license rights granted by CG under Section 2.1 infringes any intellectual property or other right of a third party. Except to the extent expressly warranted in Article 7, and subject to the indemnification obligation in Article 5, Rigel shall have no liability to CG or its Affiliates with respect to any claim, suit or action alleging that the practice of the license rights granted under Section 2.2 infringes any intellectual property or other rights of a third party.

          (b) Rigel hereby agrees to provide reasonable assistance to CG, at its request, in defending any action or claim initiated by a third party against CG arising from any claim that the use or practice of the Rigel Know-How, Rigel Biological Materials or the Target by CG or its Affiliates infringes that third party's proprietary rights. CG hereby agrees to provide Rigel reasonable assistance, at its request and expense, in defending any action or claim initiated by a third party against Rigel or its Affiliates arising from any claim that the use or practice of the CG Patents or CG Know-How by Rigel or its Affiliates infringes that third party's proprietary rights.

          (c) If a third party asserts against CG that a patent, trademark or other intangible right owned by it is infringed by any product in the CG Program Field derived or resulting from or incorporating Program Technology, CG will be solely responsible for defending against any such assertions at its cost and expense. Each Party will give prompt written notice to the other of any such claim. Rigel will assist in the defense of any such claim as reasonably requested by CG, at CG's expense, and may retain separate counsel at its own expense at any time.

          (d) Neither Party shall enter into any settlement of any such claim which would admit the invalidity of Patents within the Program Technology without the other Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      10.

     4.4 PASS-THROUGH ROYALTIES. In consideration for the licenses granted herein:

           (a) Rigel agrees to pay any amounts which CG is required to pay to Rockefeller University under the CG License as a result of CG's grant to Rigel of license rights to CG Patents or CG Know-How to Rigel or the exercise of the license rights granted by CG under the CG License.

           (b) Rigel agrees to pay CG (i) [ * ] for the license granted to Rigel hereunder to CG Patents related to the [ * ] cell lines, and (ii) [ * ] for each sublicense granted by Rigel under this Agreement.

           (c) CG agrees that in the event CG exercises its option to obtain a license pursuant to Section 2.2(a) above, CG will pay any amounts which Rigel is required to pay to Stanford University under the Rigel License as a result of Rigel's grant to CG of license rights to Rigel Biological Material or Rigel Know-How to CG or the exercise of the license rights granted by Rigel under the Rigel License. It is understood that unless and until CG obtains such license rights from Rigel, CG shall not be obligated to pay to Rigel or to Stanford University any amounts that Rigel is required to pay to Stanford University under the Rigel License.


                                    ARTICLE 5

                                 INDEMNIFICATION

     5.1 CG INDEMNITY. CG agrees to indemnify, hold harmless and defend Rigel, its Affiliates, agents and employees from and against any and all liabilities, losses, damages, costs, fees and expenses, including reasonable legal expenses and attorneys' fees (collectively, "Losses") arising out of suits, claims, actions, or demands, brought or made by a third party ("Third Party Claim") against Rigel, its Affiliates, agents and employees, based on
(i) CG's use and practice of the Rigel Know-How, Rigel Biological Materials, the Program Technology or the Targets, or (ii) breach of CG's warranties under Article 7 below, or (iii) the manufacture, use, handling, storage, sale or other disposition of Rigel Biological Materials, Program Technology, the Targets or any products resulting or derived from the Rigel Biological Materials or the Program Technology by CG, it Affiliates, agents, employees or sublicensees, all except to the extent such Losses or Third Party Claims result from the negligence or willful misconduct of Rigel or a breach of Rigel's warranties under Article 7 below.

     5.2 RIGEL INDEMNITY. Rigel agrees to indemnify, hold harmless and defend CG, its Affiliates, agents and employees from and against any and all Losses arising out of any Third Party Claims against CG, its Affiliates, agents and employees based on (i) Rigel's use or practice of the CG Patents the CG Know-How or the Program Technology, (ii) breach of Rigel's warranties under Article 7 below, or (iii) the manufacture, use, handling, storage, sale or other disposition of Program Technology, the Targets or any products resulting or derived from the Program Technology by Rigel, its Affiliates, agents, employees or sublicensees, all except to the extent such Losses or Third Party Claims result from the negligence or willful misconduct of CG, or a breach of CG's warranties under Article 7 below.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      11.

     5.3   In the event that a Party is seeking indemnification under this
Article 5, it shall inform the other Party of a claim or suit as soon as reasonably practicable after it receives notice of the claim or suit, shall permit the indemnifying Party to assume direction and control of the defense of the claim or suit (including the right to settle the claim or suit solely for monetary consideration), and shall cooperate as reasonably requested (at the expense of the indemnifying Party) in the defense of the claim or suit. Neither Party will enter into any settlement or claim pursuant to this
Section 5.3 which is materially adverse to the rights of the other Party herein, without the other Party's prior written consent, which will not be unreasonably withheld or delayed.


                                    ARTICLE 6

                                 CONFIDENTIALITY

     6.1 CONFIDENTIALITY. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for five (5) years thereafter, the Party receiving any Information or materials furnished to it by the other Party pursuant to this Agreement (collectively, "Confidential Information") shall keep confidential and shall not publish or otherwise disclose or use such Confidential Information for any purpose other than as provided for in this Agreement.

     6.2 EXCEPTIONS. The obligations in Section 6.1 shall not apply to any Information or materials to the extent that the receiving Party can establish by competent proof that such Information or materials:

           (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

           (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

           (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

           (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

      6.3 AUTHORIZED DISCLOSURE. Each Party may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary (i) to exercise the rights granted to such Party hereunder (including the right to grant sublicenses as permitted by this Agreement provided that prior to any disclosure to a sublicensee, such sublicensee has executed a confidentiality agreement with terms corresponding to this Article
6); and (ii) to file or prosecute patent applications, to prosecute or defend litigation, to comply with applicable governmental

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      12.

regulations or to conduct preclinical or clinical trials; provided that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such Confidential Information required to be disclosed.

      6.4 SURVIVAL. This Article 6 shall survive the termination or expiration of this Agreement for a period of five (5) years.


                                    ARTICLE 7

                                WARRANTY MATTERS

      7.1 LIMITED WARRANTIES. CG hereby represents and warrants to Rigel that CG has the full right and power to grant the licenses granted to Rigel under
Section 2.1(a). Rigel hereby represents and warrants to CG that Rigel has the full right and power to grant the licenses granted to CG under Section 2.2.

     7.2 GENERAL WARRANTIES. Each of the Parties hereby represents and warrants to the other that (i) it is a corporation duly organized and validly existing in good standing under the laws of its state of incorporation, (ii) it is duly qualified and authorized to enter into and perform its obligations under this Agreement, (iii) it has full power, authority and legal right to enter into and perform this Agreement, and (iv) the execution, delivery, and performance of this Agreement has been duly authorized by all necessary corporate action on the part of each Party and does not contravene any law binding on it, its Articles of Incorporation or Bylaws, any indenture, mortgage, contract or other agreement to which it is a Party or by which it is bound or any laws, governmental rule, regulation or order.

     7.3   INTELLECTUAL PROPERTY WARRANTIES.

           (a) Each of the Parties hereby represents and warrants to the other that (i) it does not Control any Patens that would dominate the Patents licensed to the other Party hereunder, (ii) it is not aware of any claims of a third party which would call into question the rights of such Party in the licensed subject matter or its right to grant the licenses granted to the other Party hereunder, (iii) it has provided the other Party with all information concerning royalty obligations pertinent to the licenses granted to the other Party hereunder; and (iv) it will use commercially reasonable efforts to keep in force any license agreement from which the license or sublicense granted to the other Party under this Agreement is derived to the extent that such license agreement does not provide for a survival of any sublicenses granted by such Party.

           (b)   Rigel further warrants to CG that as of the Effective Date
(i) to the best of its knowledge, Rigel's conduct of the Research, and the manufacture, sale and use of Therapeutic Candidates will not infringe any third party intellectual property rights, and without limiting the foregoing, Rigel warrants that Rigel's conduct of the Research will not infringe any of the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      13.

patents listed in Appendix I hereto; (ii) Rigel does not know of any third party other than Stanford University having a claim in the Rigel Biological Materials; and (iii) Rigel has the right to grant to CG a license under the Rigel Biological Materials and the Rigel Know-How to make, use and sell products in the CG [ * ] Field.

           (c) CG further warrants to Rigel that CG has the right to grant to Rigel a license under the CG Patents and CG Know-How to make, use and sell products within the Rigel Field.

           (d) Rigel warrants that it has not as of the Effective Date entered into an agreement with any third party licensing or granting rights to Rigel technology in the Field of Research.

     7.4 LIMITATION ON WARRANTIES. EXCEPT AS PROVIDED IN SECTIONS 7.1, 7.2, AND 7.3 ABOVE, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO ANY PRODUCT OR PROCESS, OR AS TO THE VALIDITY OR SCOPE OF ANY PATENTS, OR THAT ANY LICENSED BIOLOGICAL MATERIALS, PATENTS OR KNOW-HOW WILL BE FREE FROM INFRINGEMENT OF PATENTS OF ANY THIRD PARTY, OR THAT NO THIRD PARTIES ARE INFRINGING SAME.


                                    ARTICLE 8

                              TERM AND TERMINATION

     8.1 TERM OF AGREEMENT. Unless earlier terminated as otherwise provided in this Article 8, this Agreement shall remain in effect until the expiration of the last to expire of the CG Patents or Program Patents.

     8.2 TERMINATION FOR BREACH. A Party may terminate this Agreement prior to the expiration of the Agreement in the event that the other Party is in breach of or default under a material term of the Agreement, and the breaching Party does not cure such breach or default within thirty (30) days of written notice thereof from the non-breaching Party. Subject to Section
8.3 below, upon any such termination, all the licensees granted by and between the Parties herein shall terminate; provided that any sublicense granted by a Party hereunder to a third party prior to such termination shall survive such termination, so long as the sublicensee agrees to be bound by the applicable terms of this Agreement.

     8.3 SURVIVAL. Upon expiration or termination of this Agreement the rights and obligations under Articles 5 and 6 and Sections 7.4, 8.3, 9.2, 9.3, 9.7 and 9.10 shall continue. In addition, upon expiration or termination of this Agreement after the end of the Research Period, the license granted under Article 2 above and the rights and obligations under Article 4 shall survive. Further, subject to Section 2.1(b) and 2.2(b) if they survive the termination or expiration of this Agreement as provided above, neither Party shall have any obligation to account to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      14.

other, or obtain the consent of the owner, with respect to the commercialization, licensing or enforcement of any Joint Patents, and hereby waives any right it may have under the laws of any country to require such accounting or consent.


                                    ARTICLE 9

                                  MISCELLANEOUS

     9.1 RELATIONSHIP OF THE PARTIES. This Agreement creates only licensor-licensee and sublicensor-sublicensee relationships between Rigel and CG. No partnership or other legal relationship is created hereunder. Neither Party is, or will be deemed to be, an agent or legal representative of the other Party for any purpose. Neither Party will be entitled to enter into any contracts in the name of or on behalf of the other Party, and neither Party will be entitled to pledge the credit of the other Party in any way or hold itself out as having authority to do so.

     9.2 ASSIGNMENT. This Agreement may not be assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that a Party may assign this Agreement without such consent to any Affiliate or to a successor in interest by way of merger, acquisition, sale or transfer of substantially all of its business or assets pertaining to the subject matter of this Agreement. The Agreement will be binding upon and inure to the benefit of all permitted successors and assignees of the Parties hereunder, and the name of each Party appearing herein will be deemed to include the names of such Party's successors and assignees.

     9.3 USE OF NAMES. No Party hereto may use the name of the other Party in public announcements without the prior consent of the other Party as required by law or regulation.

     9.4 AMENDMENT. No amendment, modification or supplement of any provision of the Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

     9.5 WAIVER. No provision of the Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

     9.6 HEADINGS. The headings for each article and section in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

     9.7 NOTICES. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing unless otherwise specified and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile or three (3) days after mailing by registered or certified mail, postage paid, to the other Party at the following address:



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      15.

If to Rigel:      Rigel, Inc.
                  240 East Grant Avenue
                  South San Francisco, CA  94080
                  Attn: Secretary
                  Fax: 650.624.1101

Copy to:          Cooley Godward, LLP
                  Five Palo Alto Square, 4th Floor
                  3000 El Camino Real
                  Palo Alto, CA  94306
                  Attn: Patrick A. Pohlen, Esq.
                  Fax: 650.857.0663

If to CG:         Cell Genesys, Inc.
                  342 Lakeside Drive
                  Foster City, CA 94404
                  Attn: Chief Executive Officer
                  Fax: 650.358.0803

     9.8 SEVERABILITY. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

     9.9 ENTIRE AGREEMENT OF THE PARTIES. The Agreement will constitute and contain the complete, final and exclusive understanding and agreement of the Parties with respect to the subject matter hereof and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter. Each Party hereto was represented by counsel in drafting and negotiating this Agreement, and all Parties are deemed to have contributed to the drafting hereof.

     9.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding only laws and rules relating to "choice of law". All Parties to this Agreement hereby consent to the jurisdiction of the courts of the State of California and the Federal District Court for the Northern District of California for resolution of any disputes that arise hereunder.

     9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      16.

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

CELL GENESYS, INC.                          RIGEL PHARMACEUTICALS, INC.


By:      /s/ Stephen A. Sherwin             By:     /s/ Donald W. Perryman
   --------------------------------------      -------------------------------
Name:        Stephen A. Sherwin, M.D.       Name:       Donald W. Perryman
     ------------------------------------        -----------------------------
Title: Chairman & Chief Executive Officer   Title: VP, Business Development
      -----------------------------------         ----------------------------














[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      17.

                                   APPENDIX A
                           EXCLUSIVE LICENSE AGREEMENT



           EXCLUSIVE LICENSE AGREEMENT made as of January 31, 1996 (the "Effective Date"), by and between Cell Genesys, Inc. ("Company"), a corporation organized and existing under the laws of the State of Delaware, having an office at 322 Lakeside Drive, Foster City, California 94404, and The Rockefeller University ("Rockefeller"), a nonprofit education corporation organized and existing under the laws of the State of New York, having an office at 1230 York Avenue, New York, New York 10021-6395.

                                   WITNESSETH:

           WHEREAS, Rockefeller is the owner by assignment from Warren S. Pear, Martin L. Scott, Garry M. Nolan and David Baltimore ("Inventors") of the entire right, title and interest in United States Patent Application Serial No. 08/023,909, filed February 22, 1993, entitled Production of High Titer Helper-Free Retroviruses by Transient Transfection, and in the inventions described and claimed therein ("Licensed Patent Rights"), and in the Biological Materials and related Know-How, as defined below;

           WHEREAS, Rockefeller and the Company entered into a license agreement effective as of October 25, 1994 (the "Prior Agreement"), pursuant to which Rockefeller granted to the Company a non-exclusive license to use the Licensed Patent Rights, Know-How and Biological Materials for research and commercial purposes;

           WHEREAS, the parties have agreed to expand the scope of the license and rights granted to the Company and therefore have agreed to terminate the Prior Agreement as of the Effective Date, and enter into this Agreement;

           WHEREAS, Rockefeller wishes to offer and grant the Company an exclusive license with regard to the Licensed Patent Rights, Know-How and the Biological Materials for research and commercial purposes, and seeks to be compensated for the transfer and use of such rights; and

           WHEREAS, the Company wishes to license from Rockefeller the Licensed Patent Rights, Biological Materials and Know-How for commercial development and application as herein defined.

           NOW, THEREFORE, in consideration of the mutual benefits to be derived hereunder, the parties hereto agrees as follows:

1.         DEFINITIONS.

         The following terms will have the meanings assigned to them below when used in this Agreement.

     1.1   "AFFILIATE" shall mean:

           (a) any entity owning or controlling, directly or indirectly, at least forty-nine percent (49%) of the stock normally entitled to vote for election of directors of a party; or

           (b) any entity at least forty-nine percent (49%) of whose stock normally entitled to vote for election of directors is owned or controlled, directly or indirectly, by a party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      1.

     1.2 "BIOLOGICAL MATERIALS" shall mean (i) the ecotropic producer cell line named [ * ] which producer cell line was deposited with the American Type Culture Collection as of [ * ] and has been assigned Accession No. [ * ] and any viruses produced thereby; (ii) [not disclosed by Cell Genesys] Biological Materials shall also include any direct progeny, mutant, or derivatives of the [ * ] [not disclosed by Cell Genesys] cell lines and the viruses produced thereby.

     1.3 "IMPROVEMENT TECHNOLOGY" means all patent and other intellectual property rights, and materials relating to inventions, discoveries or improvements to the Licensed Technology licensed to Rockefeller by any academic institution, governmental and other not-for-profit entity to which Rockefeller grants a non-exclusive research license with regard to the Licensed Technology pursuant to Section 6.3 herein.

     1.4 "KNOW-HOW" shall mean information and data not generally known which are owned and in the possession of or available to Rockefeller and which it is free to divulge as of the Effective Date regarding the preparation and use of Biological Materials, and pharmacological, biological and clinical properties of Biological Materials. It is understood that Know-How shall not include any information or data known by the Company prior to receipt of such information or data from Rockefeller, as shown by reasonable evidence.

     1.5   "LICENSED PATENT RIGHTS" shall mean:

           (a) the patent application(s) concerning the subject matter of this Agreement which are listed on Exhibit A attached hereto;

           (b) all patent applications which are divisions, substitutions, continuations, continuations-in-part, renewals, or additions of the patent applications described in (a) hereof,

           (c) all foreign counterparts of the applications listed in (a) and (b) hereof; and

           (d) all patents, including reissues, re-examinations and extensions, which may issue on any of the preceding.

     1.6 "LICENSED PRODUCTS" shall mean any and all products the manufacture, use or sale of which but for the license granted herein would infringe a Valid Claim or are within the scope of a Pending Claim in the country in which such products are made or sold.

     1.7 "LICENSED TECHNOLOGY" shall mean the Licensed Patent Rights, Biological Materials and Know-How.

     1.8 "NET SALES" shall mean [ * ], where [ * ] shall mean the amount invoiced by the Company or its sublicensees to customers for Licensed Products less: (i) all trade, cash and quantity credits, discounts, refunds or government rebates, (ii) amounts for claims, allowances or credits for returns; retroactive price reductions; chargebacks or the like; (iii) packaging, handling fees and prepaid freight, sales taxes, duties and other governmental charges (including value added tax), but excluding what is commonly known as income taxes; and (iv) provisions for

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       2.

uncollectible accounts determined in accordance with reasonable accounting practices, consistently applied to all products of the selling party. [ * ] shall not include sales by the Company to its Affiliates for resale, provided that if the Company sells a Licensed Product to an Affiliate for resale, [ * ] shall include the amounts invoiced by such Affiliate to third parties on the resale of such Licensed Product. Notwithstanding the foregoing. [ * ] shall include charges for the separation, transduction and/or expansion of cells comprising Licensed Products, but notwithstanding any of the foregoing, shall not include charges for apheresis, reinfusion, surgical procedures, hospital stays or other charges not directly attributed to the Licensed Product or to the ex vivo preparation of the Licensed Product.

     1.9 "PARTY" shall mean the Company or Rockefeller, and "Parties" shall mean both the Company and Rockefeller.

     1.10 "PENDING CLAIM" shall mean a claim of a pending patent application within the Licensed Patent Rights.

     1.11  "TERRITORY" shall mean the entire world.

     1.12 "VALID CLAIM" shall mean a claim of an issued and unexpired patent included within the Licensed Patent Rights, which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

2.   LICENSED RIGHTS

     2.1 Subject to Section 2.2 below, Rockefeller grants to the Company and its Affiliates the following licenses:

           (a) an exclusive, worldwide, royalty-bearing license under the Licensed Technology, with the right to grant and authorize sublicenses, to make, have made, import, have imported, use, sell, offer for sale and otherwise exploit the Licensed Products in any country of the Territory; and

           (b) a non-exclusive, worldwide, royalty-free, irrevocable license under the Improvement Technology, with the right to grant and authorize sublicenses, to make, have made, import, have imported, use, sell, offer for sale and otherwise commercialize products and services in any country of the Territory.

     2.2 The licenses granted by Rockefeller in Section 2.1 (a) above are subject to any limitations on Rockefeller's rights arising under the provisions of the following:

           (a) 35 United States, Section 201 et seq., and regulations and rules promulgated thereunder and any agreements implementing the provisions thereof, or

           (b) other applicable laws or regulations to which Rockefeller may be subject; or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       3.

           (c) Rockefeller's Institutional Patent Agreement with the United States Department of Health and Human Services, dated June 15, 1973, as amended, which is its formal agreement with the United States Government to implement the cited provisions of the U.S. Code.

     2.3 Rockefeller shall promptly notify the Company of any Improvement Technology of which it acquires knowledge and provide the Company all available information relating thereto.

     2.4 The licenses herein granted shall continue for the lives of any issued patents hereunder as the same or the effectiveness thereof may be extended by any governmental authority, rule or regulation applicable thereto.

3.   TRANSFER OF BIOLOGICAL MATERIALS AND KNOW-HOW

     3.1 The parties acknowledge that pursuant to the Prior Agreement, Rockefeller transferred to the Company a quantity of Biological Materials and such Know-How to allow the Company to establish a viable cell culture of said Biological Materials for the Company's purposes. The Company is permitted to cultivate and use said Biological Materials, subject to the terms and conditions of this Agreement. On the Effective Date, Rockefeller shall notify the American Type Culture Collection ("ATCC") that the Company is authorized to receive samples of the Biological Materials deposited with the ATCC and to deliver such materials to the Company at the Company's request, and that the Company has the right to authorize third parties to receive one or more samples of the Biological Materials, on such terms as the Company may indicate to the ATCC.

     3.2 Should the Company exhaust the quantity of Biological Materials within six (6) months of the date of execution hereof, so that a viable cell culture of said Biological Materials no longer exists, Rockefeller shall authorize the ATCC to provide the Company with a quantity of Biological Materials sufficient to reestablish the Company's viable colony thereof.

     3.3 Within sixty (60) days of the Effective Date, Rockefeller shall deliver to the Company tangible copies of all existing Know-How which it did not previously provide to the Company pursuant to the Prior Agreement.

4.   PAYMENTS

     4.1 In consideration of the rights and licenses granted hereunder, the Company shall pay or cause to be paid to Rockefeller amounts as follows:

           (a)  [Not disclosed by Cell Genesys]

           (b)  [Not disclosed by Cell Genesys]

           (c)  [Not disclosed by Cell Genesys]

           (d) a royalty of [ * ] of Net Sales of Licensed Products sold by the Company within the scope of a Valid Claim within the Licensed Patent Rights in the country they are made or sold.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       4.

Notwithstanding the above, the royalty due Rockefeller on Net Sales of Licensed Products, the manufacture, use or sale of which would not infringe a Valid Claim in the country for which they are sold but which are within the scope of a Pending Claim in such country, shall be fifty percent (50%) of the royalty due under Section 4.l(d).

     4.2 In the event that a Licensed Product is sold in combination as a single product with another product whose sale and use are not covered by the Licensed Patent Rights in the country for which the combination product is sold, Net Sales from such sales, for purposes of calculating the amounts due under Section 4.1 above, shall be calculated by multiplying the Net Sales of that combination by the fraction A/(A + B), where A is the gross selling price of the Licensed Product, as the case may be, sold separately, and B is the gross selling price of the other product sold separately. In the event that no such separate sales are made by the Company, Net Sales for royalty determination shall be as reasonably allocated by the Company between such Licensed Product and such other product, based upon their relative importance and proprietary protection.

     4.3 Licensed Products sold, leased or otherwise distributed by the Company's sublicensees shall be considered to be sales, leases or disposals of Licensed Products by the Company for purposes of royalty payments and reports under this Agreement. The obligation to pay royalties pursuant to this Agreement is imposed only once with respect to the sale of a particular Licensed Product regardless of the number of claims or patents that cover such Licensed Product. The Company shall have no obligation to pay royalties on Licensed Products used in research and development, in clinical trials or other noncommercial purposes, or distributed as samples.

     4.4 The Company's obligation to pay royalties hereunder shall continue on a country-by-country basis until (i) the expiration of the last-to-expire issued patent within the Licensed Patent Rights in such country, or (ii) [ * ] following the first commercial sale of a Licensed Product in a country, if no patent covering such Licensed Product has been issued in such country. Thereafter, the Company shall have a fully paid up license under Licensed Patent Rights, Biological Materials and Know-How to make, have made, use, sell, lease, import, have imported, offer for sale or otherwise exploit the Licensed Product(s) for any use in that country.

     4.5  [Not disclosed by Cell Genesys]

     4.6  [Not disclosed by Cell Genesys]

     4.7 Unless this Agreement is terminated earlier, within sixty (60) days following the first achievement by the Company or a sublicensee of the following milestones with respect to the first Licensed Product within the scope of a Valid Claim within the Licensed Patent Rights, the Company shall pay to Rockefeller [ * ] milestone payments as follows:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       5.


                   EVENT                                        Payment
   --------------------------------------------------           -------
   Enrollment of first patient in a Company-sponsored           $ [ * ]
   [ * ] clinical trial of a Licensed Product

   Enrollment of first patient in a Company-sponsored           $ [ * ]
   [ * ] clinical trial of a Licensed Product

   Approval of NDA in U.S. of a Licensed Product                $ [ * ]


     4.8 Upon commencement of commercial sales of any Licensed Products which generate a royalty to Rockefeller pursuant to this Agreement, the Company shall within ninety (90) days of the close of the fiscal semi-annual period, provide semi-annual reports to Rockefeller showing the total Net
Sales of Licensed Products sold, leased or otherwise disposed of during such period and the calculation of royalties thereon. Any royalty then due and payable shall be included with such report. All reports provided hereunder by the Company shall be the Confidential Information of the Company, subject to
Section 7 herein. The Company's records shall be open to inspection by an independent certified public accountant designated by Rockefeller for three
(3) years from the submission of such reports and payments, subject to execution of a confidentiality agreement reasonably acceptable to the Company, once per calendar year at reasonable times, at Rockefeller's expense, for the sole purpose of verifying the accuracy of the reports and royalty payments made by the Company. The accountant shall report to Rockefeller only whether there has been an underpayment and, if so, the amount thereof.

5.   TIMES AND CURRENCIES OF PAYMENT

     5.1 Royalty payments shall be made in United States dollars or if sales are made in the currency of other countries, royalties shall be calculated in the currency of such other country and be converted into United States dollars using the applicable exchange rate for sale of U.S. dollars listed by the foreign exchange desk of the Bank of America on the last day of the applicable reporting period.

     5.2 If at any time legal restrictions prevent the prompt remittance of part or all royalties by the Company with respect to any country where a Licensed Product is sold, the Company shall have the right and option to make such payment by depositing the amount thereof in local currency to an account in the name of Rockefeller in a bank or other depository in such country.

6.   SUBLICENSEES

     6.1 The Company and its Affiliates shall have the right to grant and authorize sublicenses under the Licensed Technology and Improvement Technology to commercial entities for research purposes and for commercial purposes, including without limitation, to make, have made, import, have imported, use, lease, offer for sale and sell Licensed Products in the Territory.

     6.2 The Company shall have the sole discretion to determine the financial and other terms on which any sublicenses shall be granted under the Licensed Technology, subject to the


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       6.

provisions herein. Any sublicense(s) granted by the Company under this Agreement shall be subject and subordinate to the terms and conditions of this Agreement, except the financial terms of the sublicense(s) may require greater payments than the financial terms in this Agreement.

     6.3 Notwithstanding Section 2.1 above, Rockefeller, on behalf of the Company, may continue to grant limited, non-transferable, research sublicenses to academic institutions, governmental and other not-for-profit entities using the form sublicense agreement attached hereto as Exhibit B. Rockefeller shall not enter into or agree to enter into any agreement with such an entity which deviates in any way from the form agreement set forth in Exhibit B, without the prior written consent of the Company. Rockefeller shall provide the Company with a copy of each such research license entered by Rockefeller promptly following the execution of such agreement.

     6.4 In the event of any termination of this Agreement, any sublicenses granted under or this Agreement shall also terminate unless such sublicensees provide Rockefeller written notice that they will abide by the applicable terms of this Agreement.

     6.5 In no event shall a default or breach of a sublicensee of a sublicense granted by the Company pursuant to this Agreement constitute by a default or breach by the Company of this Agreement or be deemed a valid basis for the termination of this Agreement.

7.   CONFIDENTIAL INFORMATION

     7.1 Each Party and its Affiliates and sublicensees shall treat as confidential all Confidential Information received from the other Party hereto, shall not use such Confidential Information except as expressly set forth herein or otherwise authorized in writing, shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of such Confidential Information and shall not disclose such Confidential Information to any third party except as may be necessary and required in connection with the rights and obligations of such party under this Agreement, and subject to confidentiality obligations at least as protective as those set forth herein. Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care which it uses to prevent the disclosure of its own confidential information to prevent the disclosure of Confidential Information of the other Party. As used herein, the term "Confidential Information" shall mean any information expressly designated as Confidential Information in this Agreement and information disclosed by one Party to another pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential" to indicate its confidential nature. Confidential Information may also include oral information disclosed by one Party to another pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and within thirty (30) days after its oral disclosure is reduced to a written summary by the disclosing Party, which summary is marked in a manner to indicate its confidential nature and delivered to the receiving Party.

     7.2 Notwithstanding the above, neither Party has any obligation of confidence under this Agreement with respect to any information which:

               (i) may be demonstrated to have been known to the receiving Party prior to the time of disclosure thereof by the disclosing Party; or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       7.

               (ii) without breach of this Agreement, has been published or is otherwise available to the public at any time whether before or after the time of disclosure to such Party; or

               (iii) is at any time lawfully received by such Party from a third party who has no obligation of confidence to a Party in respect hereof.

     7.3 Each Party hereto may disclose another's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other government authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a Party is required to make any such disclosure of another Party's secret or Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter Party of such disclosure requirement and, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

8.   REPRESENTATIONS AND WARRANTIES

     8.1 Rockefeller represents and warrants that: (i) it is a nonprofit corporation duly organized, validly existing and in good standing under the laws of New York; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Rockefeller; (iii) it is the sole and exclusive owner of all right, title and interest in the Licensed Patent Rights; (iv) the Licensed Patent Rights are free and clear of any lien, security interest or restriction on transfer or license; (v) Rockefeller has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Patent Rights, Biological Materials and Know-How, or any portion thereof, in conflict with the rights, exclusive license and interest granted to the Company herein; (vi) it has complied fully with all requirements of 35 U.S.C. Section 201 et seq. and all implementing regulations with respect to perfecting its interest in the Licensed Patent Rights; (vii) Exhibit A contains a complete and accurate listing of all Licensed Patent Rights existing as of the Effective Date; and (viii) there are no actions, suits, investigations, claims or proceedings pending in any way relating to the Licensed Patent Rights, Biological Materials or Know-How.

     8.2 The Company represents and warrants that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Company.

     8.3 ROCKEFELLER EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF BIOLOGICAL MATERIALS, LICENSED PROCESSES OR LICENSED PRODUCTS CONTEMPLATED BY THIS AGREEMENT. FURTHER, ROCKEFELLER HAS MADE NO FORMAL INVESTIGATION AND THEREORE CAN MAKE NO REPRESENTATION THAT BIOLOGICAL MATERIALS SUPPLIED BY IT OR THE METHODS USED IN MAKING OR

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       8.

USING SUCH MATERIALS ARE NOW OR WILL REMAIN FREE FROM LIABILITY FOR PATENT INFRINGEMENT.

9.   [Not disclosed by Cell Genesys]

     9.1   [Not disclosed by Cell Genesys]

     9.2   [Not disclosed by Cell Genesys]

10.  PUBLICITY

The Company will not use either directly or by implication the name of Rockefeller, or the name of any member of the faculty or staff thereof for any commercial or promotional purposes without prior notification and written agreement of Rockefeller. Except as expressly provided herein, the Parties agree not to disclose the terms of this Agreement to any third party without the prior written consent of the other Party to the fact and form of such disclosure, except as required by securities or other applicable laws, to prospective investors and to such party's accountants, attorneys and other professional advisors. Notwithstanding the above, the Company may disclose the existence of this Agreement and issue a press release, reasonably acceptable to Rockefeller, describing this Agreement and the rights granted the Company by Rockefeller under this Agreement, and disclose to actual and potential sublicensees the rights granted the Company by Rockefeller under this Agreement.

11.  PATENTS

     11.1 Except as set forth in Section 11.4, the Company shall have the sole right to control the preparation, filing, prosecution and maintenance of the Licensed Patent Rights, and any interference or opposition proceeding relating thereto, using patent counsel of its choice. The Company shall consult with Rockefeller regarding the prosecution of any such patent applications, by providing Rockefeller a reasonable opportunity to review and comment on all proposed submissions to any patent office before submittal, and provided further that the Company shall keep Rockefeller reasonably informed as to the status of such patent applications by promptly providing Rockefeller copies of all communications relating to such patent applications that are received from any patent office. If the Company informs Rockefeller in writing that the Company no longer wishes to conduct such activities with regard to any such patent applications or patents in any country, then Rockefeller will be free, at its discretion and expense to either abandon the subject patent applications or to continue such activities, and the Company shall have no further rights with respect to the applicable patent applications or patents in such countries.

     11.2 During the term of the Agreement, the Company shall be responsible for one hundred percent (100%) of the expenses incurred in connection with the activities set forth in Section 11.1. above. [Not disclosed by Cell Genesys] With respect to patent-related costs incurred after the Effective Date, the Company shall reimburse Rockefeller within thirty (30) days following invoice for such costs, in a form reasonably acceptable to the Company.

     11.3 If either Party hereto becomes aware that any Licensed Patent Rights are being or have been infringed by any third party, such Party shall promptly notify the other Party hereto in

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       9.

writing describing the facts relating thereto in reasonable detail. The Company shall have the initial right, but not the obligation, to institute, prosecute and control any action, suit or proceeding (an "Action") with respect to such infringement, including any declaratory judgment action, at its expense, using counsel of its choice; provided, however, during the pendency of any such Action, the Company shall be entitled to place any royalties otherwise due Rockefeller hereunder in a separate account controlled by the Company. If the pertinent Licensed Patent Rights are found invalid or unenforceable in such an Action, or any appeal thereof, the Company may retain the amounts placed in such account without further obligation to Rockefeller with regard thereto. If the Licensed Patent Rights are not held invalid or unenforceable in such an Action, or any appeal thereof, the Company shall promptly pay the amounts deposited in such account to Rockefeller. Any amounts recovered from third parties in any such Action shall be retained by the Company. In the event the Company fails to initiate or defend any Action involving the Licensed Patent Rights within one (1) year of receiving notice of any commercially significant infringement, Rockefeller shall have the right, but not the obligation, to initiate and control such an Action, and the Company shall cooperate reasonably with Rockefeller, at Rockefeller's request, in connection with any such Action. Any amounts recovered in such Action shall be used first to reimburse the Company and Rockefeller for the expenses incurred in connection with such Action, and any remainder retained by Rockefeller.

     11.4 In the event the parties believe an interference may be declared or an interference is declared between any patent application or patent within the Licensed Patent Rights and any patent application or patent owned or controlled by the Company relating to the production of high titer retroviruses, the parties agree to amicably settle any such prospective or actual interference in accordance with the procedure set forth on Exhibit C. The Company shall have the exclusive right to initiate such settlement procedure after consultation with Rockefeller. In the event of any such prospective or actual interference and the settlement thereof, each Party shall pay its own costs associated therewith and the parties shall equally share the costs of any arbitration, including without limitation, administration and arbitrator fees. It is understood and agreed that in the event an interference is declared, neither Patty shall have an obligation to participate in such a proceeding, but each hereby acknowledges that it understands that a failure to participate may result in an adverse outcome which could have a material adverse impact on such Party. It is further understood and agreed that any patent applications and patents within the Licensed Patent Rights which are involved in any interference shall remain subject to the license granted the Company herein.

12.  LICENSED PRODUCT LIABILITY

The Company agrees to indemnify, defend and hold harmless Rockefeller and its trustees, officers, agents, faculty, employees, and students (the "Indemnitees"), from any and all liability arising from injury or damage to persons or property resulting directly or indirectly from the Company's acquisition, use, manufacture, sublicense or sale of any Licensed Product covered by Licensed Patent Rights or Know-How licensed hereunder. Notwithstanding the foregoing, the Company expressly retains any and all claims it may have against Indemnitees arising from Indemnitees' negligence or willful misconduct. The Company's obligation to indemnify the Indemnitees under this Section 11 shall not apply unless the indemnified Party promptly notifies the Company of any claim or liability subject to this Section 12 and cooperates fully with the Company in the defense of any such claim or proceeding. The Company further agrees to obtain, prior to the first

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      10.

commercial sale of a Licensed Product, and maintain in force for at least fifteen (15) years following the last sale of a Licensed Product, product liability insurance coverage of at least one million ($1,000,000) dollars or a lesser amount as appropriate to the risk as determined by reference to reliable standards in the industry, such insurance to specifically name Rockefeller as an additional insured.

13.  NOTICES

Any notice required to be given pursuant to this Agreement shall be in writing and may be made by personal delivery or by registered or certified mail, return receipt requested, by one Party to the other Party at the addresses noted below:

         In the case of the Company, notice should be sent to:

         Cell Genesys, Inc.
         322 Lakeside Drive
         Foster City, California 94404
         Attn: Senior Vice President, Corporate Development

         In the case of Rockefeller, notice should be sent to:

         The Rockefeller University
         1230 York Avenue
         New York, New York 10021
         Attn: Office of the General Counsel

14.  LAW TO GOVERN

This Agreement shall be interpreted and governed in accordance with the laws of the State of New York.

15.  ASSIGNMENT

This Agreement may not be assigned by either Party without the prior written consent of the other; PROVIDED, HOWEVER, the Company may assign this Agreement in connection with the transfer of all or substantially all of its business relating to the subject matter of this Agreement whether by sale, merger, operation of law or otherwise.

16.  TERMINATION

     16.1 The Company shall have the right to terminate this Agreement at any time with respect to any Licensed Patent Right or any country upon ninety
(90) days prior written notice to Rockefeller. Such termination shall automatically terminate the license rights provided in Section 2 with respect to such Licensed Patent Rights hereof in such country but shall not relieve the Company of the obligation to pay royalties for any period prior to the effective date of termination.

     16.2 Either Party may terminate this Agreement in the event of a material breach by the other Party which is not cured within a reasonable time, provided only that the offending Party is given notice of the breach and not less than ninety (90) days in which to cure such breach.

     16.3  Sections 2.4, 6.4 and 24.3 and Articles 7, 8, 10, 12, 14, 17 and
25 shall survive expiration or termination of this Agreement for any reason.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      11.

17.  RESOLUTION OF DISPUTES

The Parties agree that in the event of it dispute between them arising from, concerning, or in any way relating to this Agreement, the Parties shall undertake good faith efforts to resolve the same amicably between themselves.

18.  FORCE MAJEURE

The Parties shall not be liable in any manner for failure or delay in fulfillment of all or part of this Agreement, directly or indirectly caused by acts of God, governmental orders or restrictions, war, war-like conditions, revolution, riot, looting, strike, lockout, fire, earthquake, flood or other similar or dissimilar cause or circumstances beyond the nonperforming Party's control. The nonperforming Party shall promptly notify the other Party of the cause or circumstance and shall recommence its performance of its obligations as soon as practicable after the cause or circumstance ceases.

19.  BINDING UPON SUCCESSORS AND ASSIGNS

Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of successors in interest or assigns of Rockefeller and the Company. Any such successor or assignee of a Party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said Party.

20.  INDEPENDENT CONTRACTORS

The relationship between Rockefeller and the Company is that of independent contractors. Rockefeller and the Company are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no other relationship other than independent contracting parties. Rockefeller shall have no power to bind or obligate the Company in any manner, other than as is expressly set forth in this Agreement. Likewise, the Company shall have no power to bind or obligate Rockefeller in any manner, other than as is expressly set forth in this Agreement.

21.  SEVERABILITY

If any provision of this Agreement is ultimately held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

22.  NO WAIVER

Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

23.  NO IMPLIED OBLIGATIONS

It is understood and agreed that nothing in this Agreement shall be deemed to prevent the Company from commercializing technology or products similar to or competitive with the Licensed Technology or the Licensed Products. Nor shall anything in this Agreement impair the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      12.

right of the Company to independently acquire, license, develop or have others develop for it technology performing similar or equivalent functions as the Licensed Technology, or to develop, market or distribute products based on such technology in addition to or in lieu of the Licensed Products.

24.  COMPLIANCE WITH LAWS. REGULATIONS AND STANDARDS

     24.1 The Company recognizes that the use of Biological Materials carries with it certain safety risks to both the environment and the population that are inherent in such materials, and shall exercise prudent scientific laboratory procedures in the use of said Biological Materials.

     24.2 The inventors and Rockefeller recognize and have advised that the Biological Materials may be used to create infectious retroviruses with a broad host range, that the supplied materials may be used to create retroviruses that can infect human cells in both vitro and in vivo, that the Biological Materials and all materials derived thereof should be handled and used with all due care in accordance with generally acceptable scientific guidelines establishing appropriate precautions and approved by the Institutional Biosafety Committee or similar authority at the Company.

     24.3 The Company shall bear all risk to the Company and/or to any others resulting from use, directly or indirectly, to which the Company puts the Biological Materials or any progeny or cells or cell lines derived from it.

25.  NO CONSEQUENTIAL DAMAGES

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT.

26.  ENTIRE UNDERSTANDING

This Agreement with its Exhibits represents the entire understanding between the Parties with respect to the subject matter hereof and supersedes any other agreement, expressed or implied, by the Parties with respect to the Licensed Patent Rights, Biological Materials, Know-How and Improvement Technology, and supersedes and merges all prior negotiations, discussions and agreements, including without limitation, the Prior Agreement between the parties. This Agreement may not be amended or modified except in a written document signed by authorized representatives of the Parties.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

                                       CELL GENESYS, INC.


                                       By:  /s/ R. Scott Greer
                                          ------------------------------------
                                       Title: Senior Vice President
                                              Corporate Development

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      13.

                                       Date: February 2, 1996

                                       The Rockefeller University

                                       By:   /s/ William H. Griesar
                                          --------------------------------------

                                       Title: Vice President and General Counsel

                                       Date:  January 31, 1996





















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      14.

                                   EXHIBIT "A"

                             LICENSED PATENT RIGHTS

United States Serial No. 08/023,909

PCT Application No. PCT/US94/01983





















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      1.

                    AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT


This Amendment to Exclusive License Agreement ("Amendment"), effective as of November 3, 1998, by and between Cell Genesys, Inc.,("Company"), a corporation organized and existing under the laws of the State of Delaware, having an office at 342 Lakeside Drive, Foster City, California 94404, and The Rockefeller University ("Rockefeller"), a nonprofit education corporation organized and existing under the laws of the State of New York, having an office at 1230 York Avenue, New York, New York 10021-6395 (Company and Rockefeller collectively, the "Parties").

                                   BACKGROUND

The Parties desire to amend that certain Exclusive License Agreement by and between Company and Rockefeller effective as of January 31, 1996 (the "Agreement") as set forth herein below.

         NOW, THEREFORE, the Parties agree as follows:

1. AMENDMENT. This Amendment hereby amends the Agreement to incorporate the terms and conditions set forth in this Amendment. The relationship of the Parties shall continue to be governed by the terms and conditions of the Agreement, as amended herein; and in the event that there is any conflict between the terms and conditions of the Agreement and this Amendment, the terms and conditions of this Amendment shall control. As used in this Amendment, all capitalized terms shall have the meanings defined for such terms in this Amendment or, if not defined in the Amendment, the meanings defined in the Agreement.

2.       MODIFICATION TO THE AGREEMENT.

         2.1 Section 4.6 of the Agreement is hereby amended to read in its entirety as follows:

         "4.6 COMMERCIAL SUBLICENSES. It is understood and agreed that Company shall have the right, at its sole discretion, to grant Commercial Sublicenses to third parties [not disclosed by Cell Genesys]. As used herein, "Commercial Sublicense" shall mean Commercial Target Sublicenses and any other sublicense right granted under the Licensed Technology; provided, however, Commercial Sublicenses shall exclude rights granted by Company to a third party pursuant to an agreement substantially in the form of Exhibit D to this Agreement (i.e., research sublicenses)."

         2.2   The Agreement is hereby amended to add the following new
         Section 4.9:

         "4.9 COMMERCIAL TARGET SUBLICENSES. Subject to the terms and conditions set forth in this Section 4.9 below and without limiting the provisions of Section 4.6 above or Article 6 below, Company shall have the right to grant and authorize Commercial Target Sublicenses to third parties (each such third party, a "Commercial Target Sublicensee") on terms and conditions as Company deems appropriate in its sole discretion.

         (a)   MILESTONE AND MAINTENANCE FEES. In addition to amounts payable

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      1.

         pursuant to Section 4.3 above and in consideration of Company's right to grant and authorize Commercial Target Sublicenses pursuant to this Section 4.9 [not disclosed by Cell Genesys]. Payments due under this Section 4.9(a) shall be due and payable within sixty (60) days after the calendar quarter in which the Milestone Fee or Maintenance Fee, as applicable, is received by Company [not disclosed by Cell Genesys].

                  (b) TERMS. For purposes of this Section 4.9 the following capitalized terms shall have the following meanings. "Commercial Target Sublicense" shall mean a sublicense under the Licensed Technology that includes the right to conduct Target Validation using the Licensed Technology. "Target Validation" shall mean the process by which the function of nucleotide sequences are identified, determined and/or confirmed; and/or the function of nucleotide sequences are identified, determined and/or confirmed as being significant in a disease or other biological pathway in which pharmacological or other intervention is sought to affect the function of that pathway.
         [Not disclosed by Cell Genesys].

                  (c) SURVIVAL. Subject to Section 6.4 below, Commercial Sublicenses, including Commercial Target Sublicenses, shall survive the termination of this Agreement, provided that the Commercial Sublicensee or Commercial Target Sublicensee, as the case may be, agrees to be bound by the applicable terms and conditions of this Agreement."

3. ENTIRE AGREEMENT. Together the Agreement (including the Exhibits thereto) and this Amendment constitute the entire agreement between the Parties in connection with the subject matter thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties.

         IN WITNESS WHEREOF, the Parties have executed this Amendment.



CELL GENESYS, INC.                           The Rockefeller University

By: /s/ Bruce A. Hironaka                    By:  /s/ William A. Griesar
   ---------------------------------            ------------------------------

Title:  Vice President, Corp. Devel.         Title:  Vice President and
                                                     General Counsel
      ------------------------------               ---------------------------

Date:  November 16, 1998                     Date:  11/3/98
     -------------------------------              ----------------------------




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       2.

                                   APPENDIX B

                                BOSC 23 CELL LINE

  CGI Docket        Application, Patent           Filling Date, Grant
   Number               Number or                      Date, or
                      Publication                  Publication Date
                        Number                                                       Title/Inventors

The Rockefeller     PCTWO94/19478                                                Production of High Titer Helper-Free Retroviruses
University          (US application                                              by Transient Transfection
                    corresponding to the                                         Pear at al.
                    PCT)

The Rockfeller      US 08/693,160                 June 12, 1996                  Production of High Titer Helper-free
University                                                                       Retroviruses by Transient Transfection
                                                                                 Pear, at al.

                                    KAT-TM

CELL 13.0           US 5,834,256                  November 10, 1998              Method for Production of High Titer Virus &
                    (Patent)                                                     High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.

CELL 13.1           US 5,686,279                  November 11, 1997              Method for Production of High Titer Virus &
                    (Patent)                                                     High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.

CELL 13.1 PCT       WO 94/29438                   December 22, 1994              Method for Production of High Titer Virus &
                                                                                 High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.

CELL 13.2           US 5,858,740                  January 12, 1999               Method for Production of High Titer Virus &
                    (Patent)                                                     High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.

CELL 13.3           US 08/517,488                 August 21, 1995                Method for Production of High Titer Virus &
                                                                                 High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       3.

                                      KAT-TM-

  CGI Docket        Application, Patent           Filling Date, Grant
   Number               Number or                      Date, or
                      Publication                  Publication Date
                        Number                                                       Title/Inventors

CELL 13.3 PCT       WO 97/07225                   February 21, 1997              Method for Production of High Titer Virus &
                                                                                 High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.

CELL 13.5           US 09/266,956                 March 11, 1999                 Method for Production of High Titer Virus &
(will be dropped if                                                              High Efficiency of Retroviral Mediated
13.3 is allowed)                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.

                    US 08/914,893                 August 20, 1997                Method for Production of High Titer Virus &
                                                                                 High Efficiency of Retroviral Mediated
                                                                                 Transduction of Mammalian Cells
                                                                                 Finer at al.


                                   APPENDIX C

                           RIGEL BIOLOGICAL MATERIALS

[ * ] Vectors:

[ * ]
















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       4.

                                   APPENDIX D

                       NOLAN AND NOLAN/ROTHENBERG PATENTS

U.S. Patent Application No. 08/589,109, entitled "Methods for Screening for Transdominant Effector Peptides and RNA Molecules" (the Nolan/Rothenberg Patent Application).

U.S. Patent Applications Nos. 08/789,333, 08/589,911 and 08/963,368, entitled,
"Methods for Screening for Transdominant Intracellular Effector Peptides and RNA Molecules" (the Nolan Patent Application).
















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       5.

                                    APPENDIX E


                                LICENSE AGREEMENT

                                 BY AND BETWEEN

         THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

                                       AND

                           RIGEL PHARMACEUTICALS, INC.













[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       1.

                               TABLE OF CONTENTS

                                                                                               PAGE

1.    DEFINITIONS.................................................................................1

2.    GRANT; TRANSFER OF LICENSED BIOLOGICAL MATERIALS............................................1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                              PAGE
3.   LICENSE ROYALTIES...........................................................................2

4.   PATENTS; NEW INVENTIONS.....................................................................3

5.   WARRANTIES..................................................................................3

6.   INDEMNITY...................................................................................4

7.   STANFORD NAMES AND MARKS....................................................................5

8.   SUBLICENSE(S)...............................................................................5

9.   TERM AND TERMINATION........................................................................5

10.  ASSIGNMENT..................................................................................6

11.  ARBITRATION.................................................................................6

12.  NOTICES.....................................................................................7

13.  WAIVER......................................................................................7

14.  APPLICABLE LAW..............................................................................7

15.  DISCLAIMER OF AGENCY........................................................................7

16.  SEVERABILITY................................................................................8

17.  ENTIRE AGREEMENT............................................................................8

18.  COUNTERPARTS................................................................................8





[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       ii.

                                   APPENDIX E

                                LICENSE AGREEMENT

     Effective as of June 1, 1999 (the "Effective Date"), THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California ("STANFORD") and RIGEL PHARMACEUTICALS, INC., a Delaware corporation having a principle place of business at 240 East Grand Avenue, South San Francisco, CA 94080 ("RIGEL"), agree as follows:

                                    RECITALS

     A. STANFORD owns certain [ * ] cell lines and derivatives thereof and biological components related thereto.

     B. RIGEL desires to obtain a non-exclusive license to such materials for use in the Field, with the right to grant one non-exclusive sublicense to Cell Genesys, Inc.

1.   DEFINITIONS.

     1.1 "CELL GENESYS" means Cell Genesys, Inc., a Delaware corporation, having a principal place of business at 342 Lakeside Drive, Foster City, CA 94404.

     1.2 "FIELD" means any and all fields of use, including, without limitation, any research or commercial field of use.

     1.3 "LICENSED BIOLOGICAL MATERIALS" means the materials listed on Exhibit A.

     1.4   "LICENSED KNOW-HOW" means:

           (a) any and all tangible or intangible know-how, trade secrets, inventions (whether or not patentable), processes, data, and other information owned by STANFORD as of the Effective Date that are necessary or useful for the use of the Licensed Biological Materials; and

           (b) any modifications or progeny of the information and materials in subsection (a) above that STANFORD may elect to provide to RIGEL at STANFORD's sole and exclusive discretion.

     1.5 "PATENT" shall mean all foreign and domestic patents (including, without limitation, extensions, reexaminations, reissues, renewals and inventors certificates) and patents issuing from patent applications (including substitutions, provisionals, divisionals, continuations and continuations-in-
part).



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       1.

2.   GRANT; TRANSFER OF LICENSED BIOLOGICAL MATERIALS.

     2.1 STANFORD hereby grants, and RIGEL hereby accepts, a worldwide, non-exclusive license (without the right to sublicense except to Cell Genesys in the field of human and/or animal gene therapy as provided in Article 8) under STANFORD's right, title and interest in the Licensed Biological Materials to conduct research and development and to use the Licensed Biological Materials to make, have made, use, import, offer for sale and sell products in the Field.

     2.2 STANFORD hereby grants, and RIGEL hereby accepts, a worldwide, non-exclusive license (without the right to sublicense except to Cell Genesys in the field of human and/or animal gene therapy as provided in Article 8) under STANFORD's right, title and interest in the Licensed Know-How to use the Licensed Know-How in the Field.

     2.3 STANFORD shall have the right to use the Licensed Know-How and the Licensed Biological Materials for its own bona fide research, including sponsored research and collaborations. In addition, STANFORD shall have the right to distribute the Licensed Biological Materials.

     2.4 Promptly after the Effective Date, STANFORD shall transfer to RIGEL such quantities of the Licensed Biological Materials as RIGEL shall reasonably request. Thereafter, STANFORD shall transfer to RIGEL such additional quantities of Licensed Biological Materials as RIGEL shall reasonably request in the event that RIGEL's stock of the Licensed Biological Materials is destroyed or contaminated.

3.   LICENSE ROYALTIES.

     3.1 In partial consideration for the license granted by STANFORD to RIGEL under Section 2.1, RIGEL agrees to pay to STANFORD the following:

           (a) An initial, nonrefundable license issue royalty of [ * ], which amount shall be paid within thirty (30) days after the Effective Date.

           (b)  A royalty payment equal to [ * ] on each of the first three
(3) anniversaries of the Effective Date.

     After the third (3rd) anniversary of the Effective Date, the sublicense shall be considered perpetual and fully paid-up.

     3.2 If RIGEL grants to Cell Genesys a sublicense under the Licensed Biological Materials to use and sell products in the field of human and/or animal gene therapy, RIGEL shall pay to STANFORD during the term of such sublicense a sublicense fee as follows:




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       2.

       Upon signing of the sublicense                            $[ * ]

       On each of the first three (3) anniversaries of           $[ * ]
       the effective date of such sublicense

       On the 4th, 5th and 6th anniversaries of the              $[ * ]
       effective date of such sublicense

After the sixth (6th) anniversary of the effective date of such sublicense, the sublicense shall be considered perpetual and fully paid-up.

4.   PATENTS; NEW INVENTIONS.

     Subject to the terms and conditions of this Agreement, any patentable inventions or discoveries conceived or reduced to practice by the employees, agents or consultants of one party during the course of the Agreement ("Sole Inventions") shall be the property of such party. Any patentable inventions or discoveries conceived or reduced to practice jointly by employees, agents or consultants of STANFORD and RIGEL as determined in accordance with United States rules of inventorship ("Joint Inventions") during the course of and pursuant to this Agreement shall be owned jointly by STANFORD and RIGEL, each to own an undivided one-half (1/2) interest in such Joint Invention. Each party shall cooperate with the other in completing any patent applications relating to Joint Inventions, and in executing and delivering any instrument required to assign, convey or transfer to such other party its undivided one-half (1/2) interest.

5.   WARRANTIES.

     5.1 STANFORD's Office of Technology Licensing represents and warrants that to the best of its knowledge as of the Effective Date, STANFORD has not sought or obtained patent protection of the Licensed Biological Materials or any use thereof in the Field.

     5.2 STANFORD's Office of Technology Licensing represents and warrants that as of the Effective Date, it has no knowledge of claims by third parties that the use of the Licensed Biological Materials infringes any patents, copyrights or other rights of third parties.

     5.3 STANFORD represents and warrants that it has all right, power and authority necessary to grant the licenses set forth in Article 2 to RIGEL.

     5.4 RIGEL agrees that nothing in this Agreement grants RIGEL any express or implied license or right under or to:

           (a) U.S. Patent 4,656,134, entitled "Amplification of Eucaryotic Genes" or any patent application corresponding thereto; or

           (b) U.S. Patent 5,070,012, entitled "Monitoring of Cells and Trans-Activating Transcription Elements" or any patent application corresponding thereto; or



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       3.

           (c) U.S. Patent 5,804,387, entitled "FACS-Optimized Mutants of the Green Fluorescent Protein (GFP) or any patent application corresponding thereto.

     5.5 STANFORD agrees that nothing in this Agreement grants STANFORD any express or implied license or right under or to U.S. Patent Application Nos. 08/789,333, 08/589,911, or 08/963,368, entitled "Method for Screening for
Transdominant Intracellular Effector Peptides and RNA Molecules," or any continuations, divisionals or continuation-in-parts thereof or any patents which may issue therefrom.

     5.6 Except as provided in Sections 5.1, 5.2 and 5.3 and as otherwise expressly set forth in this Agreement, nothing in this Agreement will be construed as a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and trademarks of third parties; conferring rights to use in advertising, publicity, or otherwise any trademark or the name of "STANFORD"; or granting by implication, estoppel, or otherwise any licenses or rights under patents of STANFORD.

     5.7 EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED BIOLOGICAL MATERIALS OR LICENSED KNOW-HOW WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

6.   INDEMNITY.

     6.1 RIGEL agrees to indemnify, hold harmless, and defend STANFORD, UCSF-Stanford Health Care and Stanford Health Services and their respective trustees, officers, employees, students, and agents against any and all claims by third parties for death, illness, personal injury, property damage, and improper business practices arising out of the manufacture, use, sale, or other disposition of the Licensed Biological Materials or any products arising or derived from Licensed Biological Materials, by RIGEL or RIGEL's sublicensee(s) or customers.

     6.2 STANFORD shall not be liable for any indirect, special, consequential or other damages whatsoever, whether grounded in tort (including negligence), strict liability, contract or otherwise. STANFORD shall not have any responsibilities or liabilities whatsoever with respect to products arising or derived from Licensed Biological Materials by RIGEL.

     6.3 RIGEL shall at all times comply, through insurance or self-insurance, with all statutory workers' compensation and employers' liability requirements covering any and all employees with respect to activities performed under this Agreement.

     6.4 In addition to the foregoing, RIGEL shall maintain Comprehensive General Liability Insurance, including Products Liability Insurance, with reputable and financially secure

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       4.

insurance carrier(s) to cover the activities of RIGEL and its sublicensee(s) in the amounts and during the periods specified herein. Such insurance shall provide minimum limits of liability of One Million Dollars ($1,000,000) as of the first anniversary of the date upon which RIGEL first leases a facility in which it will conduct research and development activities, and of Five
Million Dollars ($5,000,000) as of the commencement of human clinical trials. Such insurance shall include STANFORD, UCSF-Stanford Health Care and Stanford Health Services, their trustees, directors, officers, employees, students, and agents as additional insureds. Such insurance shall be written to cover claims incurred, discovered, manifested or made during or after the expiration of this Agreement. At STANFORD's request, RIGEL shall furnish a Certificate of Insurance evidencing primary coverage and requiring thirty (30) days prior written notice of cancellation or material change to STANFORD. RIGEL shall advise STANFORD, in writing, that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All such insurance of RIGEL shall be primary coverage; insurance of STANFORD, UCSF-Stanford Health Care or Stanford Health Services shall be excess and noncontributory.

7.   STANFORD NAMES AND MARKS.

     RIGEL agrees not to identify STANFORD in any promotional advertising or other promotional materials to be disseminated to the pubic or any portion thereof or to use the name of any STANFORD faculty member, employee, or student or any trademark, service mark, trade name, or symbol of STANFORD, UCSF-Stanford Health Care or Stanford Health Services, or that is associated with any of them, without STANFORD's prior written consent, except as required by law. STANFORD shall not unreasonably withhold consent under this Section 7.

8.   SUBLICENSE(S).

     8.1 Subject to the provisions of this Article 8, RIGEL may grant a sublicense to the license rights granted to RIGEL by STANFORD in Sections 2.1 and 2.2 to Cell Genesys solely in the field of human and/or animal gene therapy.

     8.2 Any sublicense granted by RIGEL to Cell Genesys under this Agreement shall be subject and subordinate to terms and conditions of this Agreement, except:

           (a) Sublicense terms and conditions shall reflect that any sublicensee(s) shall not grant a sublicense to a third party; and

           (b) The financial obligations of any sublicensee to RIGEL specified in the sublicense(s) may be different from those obligations set forth in this Agreement.

           Any such sublicense(s) also shall expressly include the provisions of Articles 5 and 6 for the benefit of STANFORD and shall survive any termination of this Agreement.

     8.3 RIGEL agrees to provide STANFORD with a copy (with financial terms redacted) of any sublicense granted to Cell Genesys pursuant to this Article 8 and written notice


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       5.

of the effective date of any termination of such sublicense prior to the expiration of the Term (as defined in Section 9.1).

9.   TERM AND TERMINATION.

     9.1 The term of this Agreement shall commence upon the Effective Date and shall expire upon the later of: (a) the expiration of the last to expire of any Patents owned by STANFORD at any time which claim inventions in the Licensed Biological Materials or the Licensed Know-How; or (b) twenty (20) years from the Effective Date (the "Term"). In addition, RIGEL may terminate this Agreement prior to the expiration of the Term by giving STANFORD notice in writing at least thirty (30) days in advance of the effective termination date selected by RIGEL.

     9.2 Either party may terminate this Agreement prior to the expiration of the Term if the other party is in material breach of any provision hereof and fails to remedy any such default or breach within thirty (30) days after written notice thereof to the breaching party.

     9.3   Surviving the expiration of the Term are:

           (a) Any cause of action or claim of RIGEL or STANFORD, accrued or to accrue, because of any breach or default by the other party prior to the expiration of the Term; and

           (b)  Articles 4, 5, 6, 7 and 11; and

           (c) Article 8 and Sections 2.1 and 2.2; and the licenses granted thereunder shall be deemed perpetual and fully paid-up.

     9.4   Surviving any termination of this Agreement are:

           (a) Any cause of action or claim of RIGEL or STANFORD, accrued or to accrue, because of any breach or default by the other party prior to the termination of this Agreement; and

           (b)  Articles 4, 5, 6, 7, 8 and 11 and Section 3.2; and

           (c) Sections 2.1 and 2.2 if RIGEL has fulfilled all of its payment obligations to STANFORD under Section 3.1 prior to such termination; and the licenses granted thereunder shall be deemed perpetual and fully paid-up.

10.  ASSIGNMENT.

     This Agreement may not be assigned by either party without the express written consent of the other party, except that RIGEL may assign the Agreement in connection with a merger, consolidation or sale of all or substantially all of RIGEL's assets.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       6.

11.  ARBITRATION.

     11.1 Any controversy arising under or related to this Agreement, and any disputed claim by either party against the other under this Agreement excluding any dispute relating to patent validity or infringement arising under this Agreement, shall be settled by arbitration in accordance with the Licensing Agreement Arbitration Rules of the American Arbitration Association.

     11.2 Upon request by either party, arbitration will be by a third party arbitrator mutually agreed upon in writing by RIGEL and STANFORD within thirty
(30) days of such arbitration request. Judgment upon the award rendered by the arbitrator shall be final and nonappealable and may be entered in any court having jurisdiction thereof.

     11.3 The parties shall be entitled to discovery in like manner as if the arbitration were a civil suit in the California Superior Court.

     11.4 Any arbitration shall be held at Stanford, California, unless the parties hereto mutually agree in writing to another place.

12.  NOTICES.

     All notices under this Agreement shall be deemed to have been fully given when done in writing and deposited in the United States mail registered or certified, and addressed as follows:

     To STANFORD:               Office of Technology Licensing
                                Stanford University
                                900 Welch Road, Suite 350
                                Palo Alto, CA 94304-1850
                                Attention:  Director

     To RIGEL:                  Rigel Pharmaceuticals, Inc.
                                240 East Grand Ave.
                                South San Francisco, CA 94080
                                Attention:  President

Either party may change its address upon written notice to the other party.

13.  WAIVER.

     None of the terms of this Agreement can be waived except by the written consent of the party waiving compliance.

14.  APPLICABLE LAW.

     This Agreement shall be governed by the laws of the State of California applicable to agreements negotiated, executed and performed wholly within California. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the State of California, and each party hereby consents to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       7.

jurisdiction and venue of such court.

15.  DISCLAIMER OF AGENCY.

     Neither party is, or will be deemed to be, the legal representative or agent of the other, nor shall either party have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.

16.  SEVERABILITY.

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

17.  ENTIRE AGREEMENT.

     This Agreement, together with the Exhibit attached hereto, embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by duly authorized representatives of both parties.

18. COUNTERPARTS.

         This Agreement may be executed in counterparts, with the same force and effect as if the parties had executed the same instrument.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE                RIGEL PHARMACEUTICALS, INC.
LELAND STANFORD JUNIOR UNIVERSITY


By:  /s/ Katherine Ku                     By:  /s/ Donald W. Perryman
   ------------------------------------      ---------------------------------
Name:      Katherine Ku                   Name:    Donald W. Perryman
     ----------------------------------        -------------------------------
                                                   VP, Business Development
Title:  Director, Technology Licensing    Title:           June 9, 1999
      ---------------------------------         ------------------------------




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       8.

                                    EXHIBIT A

                          LICENSED BIOLOGICAL MATERIALS

[ * ] Vectors:


[ * ]


























[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                               APPENDIX F

Application, Patent                         Filing Date, Grant                     Title/Inventors
Number or                                   Date, or Publication
Publication Number                          Date
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]
[*]                                         [*]                                    [*]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                 APPENDIX G
                                RESEARCH PLAN
                                    [*]
                         (6 pages of text omitted here)



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                APPENDIX H
                               LIST OF FTEs
                                  [*]
                                  [*]
                                  [*]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                APPENDIX I
                            THIRD PARTY PATENTS
                                  [*]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.